Exhibit 99.2
BLACK KNIGHT, INC. Second Quarter 2023 Financial Results August 3, 2023

Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Black Knight management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: the occurrence of any event, change, or other circumstance that could give rise to a right in favor of Intercontinental Exchange, Inc. (“ICE”) or us to terminate the definitive merger agreement governing the terms and conditions of the proposed acquisition by ICE of Black Knight (the “ICE Transaction”); the possibility that the proposed ICE Transaction, Empower® divestiture transaction or the Optimal Blue divestiture transaction do not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect ICE or us or the expected benefits of the proposed ICE Transaction); the outcome of the United States Federal Trade Commission’s (the “FTC”) lawsuits filed against us and ICE seeking to block the consummation of the ICE Transaction and of any other legal proceedings that may be instituted against us or ICE; business uncertainties and contractual restrictions while the ICE Transaction is pending, which could adversely affect our business and operations; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; changes to our relationships with our top clients, whom we rely on for a significant portion of our revenues and profit; our ability to comply with or changes to the laws, rules and regulations that affect our and our clients’ businesses; our ability to adapt our solutions to technological changes or evolving industry standards or to achieve our growth strategies; increase in the availability of free or relatively inexpensive information; our ability to protect our proprietary software and information rights; our dependence on our ability to access data from external sources; delays or difficulty in developing or implementing new, enhanced or existing software, data or hosting solutions; changes in general economic, business, regulatory and political conditions, particularly as they affect the mortgage industry; risks associated with the recruitment and retention of our skilled workforce; impacts to our business operations caused by the occurrence of a catastrophe or global crisis; our investment in Dun & Bradstreet Holdings, Inc. (“DNB”); security breaches against our information systems or breaches involving our third-party vendors; our ability to successfully consummate, integrate and achieve the intended benefits of acquisitions; and our existing indebtedness and any additional significant debt we incur; and other risks and uncertainties detailed in the "Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of our Annual Report on Form 10-K for the year ended December 31, 2022 and other filings with the Securities and Exchange Commission ("SEC"). Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including Organic revenue, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted operating income, Adjusted operating margin, Adjusted net earnings and Adjusted EPS. These are important financial measures for us but are not financial measures as defined by generally accepted accounting principles ("GAAP"). The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. We believe these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making, including determining a portion of executive compensation. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. By disclosing these non-GAAP financial measures, we believe we offer investors a greater understanding of, and an enhanced level of transparency into, the means by which our management operates the company. These non-GAAP financial measures are not measures presented in accordance with GAAP, and our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, operating income, operating margin, net earnings, net earnings per share, net earnings margin or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the attached schedules. See the Appendix for further information. Revenues, EBITDA and EBITDA margin, Operating income and Operating margin for the Software Solutions and Data and Analytics segments are presented in conformity with Accounting Standards Codification Topic 280, Segment Reporting. These measures are reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. For these reasons, these measures are excluded from the definition of non-GAAP financial measures under the SEC's Regulation G and Item 10(e) of Regulation S-K. 2 Disclaimer Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2023 Black Knight Technologies, LLC. All Rights Reserved.

3 Business Highlights MARKET • High interest rates following the rapid rise since early 2022 continues to cause operational challenges for our clients and prospects • Heightened focus on expenses by clients and prospects, as well as the proposed ICE Transaction, has elongated sales cycles in the short term • Market conditions continue to result in elevated originator consolidation, bankruptcies and associated attrition BLACK KNIGHT • High recurring revenue business model continues to demonstrate resilience in a challenging environment for our end market • Continued momentum with new and existing clients • 4 new Empower clients/new channels signed • 24 new PPE clients signed • 2 new RAP clients signed Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2023 Black Knight Technologies, LLC. All Rights Reserved.

4 Financial Highlights (GAAP) METRICS SECOND QUARTER 2023 YEAR-TO-DATE REVENUES $368.2 million, -7% $750.4 million, -4% OPERATING INCOME $60.7 million, -21% $141.7 million, -10% NET EARNINGS ATTRIBUTABLE TO BLACK KNIGHT $55.3 million $197.1 million OPERATING MARGIN 16.5% 18.9% NET EARNINGS MARGIN 15.0% 26.3% DILUTED EPS $0.35 $1.27 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2023 Black Knight Technologies, LLC. All Rights Reserved.

5 Financial Highlights (Non-GAAP) METRICS(1) SECOND QUARTER 2023 YEAR-TO-DATE ORGANIC REVENUE GROWTH -4% -1% ADJUSTED EBITDA $160.5 million, -16% $341.2 million, -10% ADJUSTED EBITDA MARGIN 43.6% 45.5% ADJUSTED OPERATING INCOME $122.8 million, -19% $265.4 million, -12% ADJUSTED OPERATING MARGIN 33.4% 35.4% ADJUSTED NET EARNINGS $69.2 million, -31% $157.0 million, -21% ADJUSTED EPS $0.44, -32% $1.01, -20% (1) See appendix for non-GAAP reconciliations. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2023 Black Knight Technologies, LLC. All Rights Reserved.

6 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Software Solutions $339.4 $323.6 $670.1 $660.3 Revenues ($ in millions) -5% Y/Y -1% Y/Y 56.2% 51.9% 56.5% 53.7% -280 bps Y/Y -430 bps Y/Y EBITDA Margin (%) 45.6% 41.4% 45.9% 43.4% -420 bps Y/Y -250 bps Y/Y Operating Margin (%) Q2 2022 Q2 2023 YTD 2022 YTD 2023 SECOND QUARTER HIGHLIGHTS • Revenue decrease of 5% • Servicing software solutions revenues decreased $0.2 million • Revenues from new clients and cross-sales to existing clients, as well as contract termination fees of $2.6 million, were offset by lower usage-based revenues, loan counts, attrition and the effect of lower foreclosure volumes • Origination software solutions revenue decrease of $15.6 million, or 13% • Revenues from new clients were more than offset by a decrease of $8.3 million in license fees and the effect of lower origination volumes and attrition • Revenues sensitive to origination volumes were ~3% of our consolidated revenues and were down ~26% compared to total origination volume (loans) being down ~37% for the second quarter per the Mortgage Bankers Association (“MBA”) • EBITDA margin of 51.9% • Operating margin of 41.4%

7 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Data & Analytics $55.1 $44.6 $111.6 $90.1 Revenues ($ in millions) -19% Y/Y (-1% Organic Y/Y) -19% Y/Y (-0.4% Organic Y/Y) EBITDA margin (%) 32.1% 24.0% 32.9% 25.4% -810 bps Y/Y -750 bps Y/Y Operating Margin (%) 24.9% 15.2% -970 bps Y/Y 25.9% 16.6% -930 bps Y/Y Q2 2022 Q2 2023 YTD 2022 YTD 2023 SECOND QUARTER HIGHLIGHTS • Reported revenues declined 19% primarily as a result of the TitlePoint line of business that was sold in January 2023 • TitlePoint had revenues of $10.0 million and $21.1 million for the three and six months ended June 30, 2022, respectively. • Organic revenue decrease of 1%, primarily driven by the effect of lower origination volumes, partially offset by revenues from new sales • Revenues sensitive to origination volumes were less than 1% of our consolidated revenues and were down ~24% (excluding TitlePoint revenues in the 2022 period) compared to total origination volume (loans) being down ~37% for the second quarter per the MBA • EBITDA margin of 24.0% • Operating margin of 15.2%

8 Balance Sheet Highlights ($ IN MILLIONS) JUNE 30, 2023 MATURITY INTEREST RATE CASH AND CASH EQUIVALENTS $ 15.9 REVOLVER ($1,000MM) 352.0 2026 LIBOR + 150 bps TERM A LOAN 1,106.8 2026 LIBOR + 150 bps SENIOR NOTES 1,000.0 2028 3.625% OTHER 0.8 2023 0.00% TOTAL LONG-TERM DEBT(1) $ 2,459.6 NET LEVERAGE RATIO(2) 3.6x MARKET VALUE OF DNB INVESTMENT(3) $ 214 AFTER-TAX VALUE OF DNB INVESTMENT(3) $ 202 (1) Excludes debt issuance costs and discount. (2) Calculated in accordance with the terms of Amendment No. 1 to our second amended and restated credit and guaranty agreement. (3) As of June 30, 2023, we owned 18.5 million shares of DNB common stock, which had a fair value of $213.7 million before tax based on DNB’s closing price of $11.57 as of June 30, 2023. As of June 30, 2023, we no longer have significant influence over DNB and our investment is accounted for at fair value in accordance with ASC 321: Investments – Equity Securities and is included in Investments in our Condensed Consolidated Balance Sheets (Unaudited). The estimated after-tax value of our investment in DNB was $201.5 million based on our statutory tax rate of 25.5%. As a result of the change in accounting method, we recorded an unrealized gain of $55.8 million before tax in Other income (expense), net in our Consolidated Statements of Earnings (Unaudited) and the effect of the fair value adjustment was an increase in Net earnings attributable to Black Knight of $41.6 million, or $0.27 per diluted share, based on our statutory income tax rate for the three and six months ended June 30, 2023. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2023 Black Knight Technologies, LLC. All Rights Reserved.

Other Information

Internal management expectations are based upon the following estimates and assumptions:

	($ IN MILLIONS)		
	ACTUAL		ASSUMPTIONS
MODELING DETAILS	Q2 2023	YTD 2023	FULL YEAR 2023
(DECREASE) INCREASE IN REVENUE RELATED TO FORECLOSURE VOLUMES	$(1.0)	$(2.4)	~$(4) to $4
REVENUE HEADWIND FROM LOWER ORIGINATION VOLUMES	$4.1	$11.6	~$14 to $17
INTEREST EXPENSE	$33.5	$63.6	~$131 to $133
ADJUSTED DEPRECIATION AND AMORTIZATION EXPENSE[(1)]	$37.7	$75.8	~$148 to $150
ADJUSTED EFFECTIVE TAX RATE[(1)]	22.4%	22.2%	~22%
DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	155.9	155.7	~157

Note: Year-to-date amounts may not recalculate due to rounding.

(1) Represents a component of the full year Adjusted EPS guidance range. Refer to Slide 2 for the disclaimer related to certain forward-looking non-GAAP financial measures, including certain components of the forward-looking non-GAAP financial measures.

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Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate.
© 2023 Black Knight Technologies, LLC. All Rights Reserved.

Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2023 Black Knight Technologies, LLC. All Rights Reserved. APPENDIX

11 Non-GAAP Financial Measures Organic revenue – We define Organic revenue as the change in Revenues for the current period compared to an adjusted revenue base for the prior period, which is adjusted to add pre-acquisition revenues of acquired businesses for the portion of the prior year matching the portion of the current year that we owned the acquired businesses, and subtract pre-divestiture revenues for divested businesses for the portion of the prior year matching the portion of the current year for which the business was not owned. Adjusted EBITDA – We define Adjusted EBITDA as Net earnings attributable to Black Knight, with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to: (i) Depreciation and amortization; (ii) Impairment charges; (iii) Interest expense, net; (iv) Income tax expense; (v) Other (income) expense, net; (vi) Equity in losses of unconsolidated affiliates, net of tax; (vii) Gains related to investments in unconsolidated affiliates, net of tax; (viii) Net losses attributable to redeemable noncontrolling interests; (ix) equity-based compensation, including certain related payroll taxes; (x) acquisition-related costs, including costs pursuant to purchase agreements; (xi) costs related to the ICE Transaction; and (xii) costs associated with expense reduction initiatives. These adjustments are reflected in Corporate and Other. Adjusted EBITDA Margin – Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Revenues. Adjusted operating income – We define Adjusted operating income as Operating income, with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to: (i) equity-based compensation, including certain related payroll taxes; (ii) acquisition-related costs, including costs pursuant to purchase agreements; (iii) costs related to the ICE Transaction; (iv) costs associated with expense reduction initiatives; and (v) the net incremental depreciation and amortization adjustments associated with the application of purchase accounting. These adjustments are reflected in Corporate and Other. Adjusted operating margin – Adjusted operating margin is calculated by dividing Adjusted operating income by Revenues. Adjusted net earnings – We define Adjusted net earnings as Net earnings attributable to Black Knight with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to: (i) equity in losses of unconsolidated affiliates, net of tax; (ii) gains related to investments in unconsolidated affiliates, net of tax; (iii) gain related to the TitlePoint transaction; (iv) unrealized gain related to investment in DNB; (v) the net incremental depreciation and amortization adjustments associated with the application of purchase accounting; (vi) equity-based compensation, including certain related payroll taxes; (vii) acquisition-related costs, including costs pursuant to purchase agreements; (viii) costs related to the ICE Transaction; (ix) costs associated with expense reduction initiatives; (x) costs and settlement (gains) losses associated with significant legal matters; (xi) adjustment for income tax expense primarily related to the tax effect of the non-GAAP adjustments and a discrete income tax benefit related to the establishment of a deferred tax asset as a result of our reorganization of certain wholly-owned subsidiaries; and (xii) adjustment for redeemable noncontrolling interests primarily related to the effect of the non-GAAP adjustments. Adjusted EPS – Adjusted EPS is calculated by dividing Adjusted net earnings by the diluted weighted average shares of common stock outstanding. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2023 Black Knight Technologies, LLC. All Rights Reserved.

12 Non-GAAP Reconciliation: Organic Revenue Three months ended June 30, 2023 2022 Organic revenue ($ in millions) As reported As reported Pre-divestiture revenues(1) Adjusted base Servicing Software $ 221.5 $ 221.7 $ — $ 221.7 —% Origination Software 102.1 117.7 — 117.7 (13)% Software Solutions 323.6 339.4 — 339.4 (5)% Data and Analytics 44.6 55.1 (10.0) 45.1 (1)% Revenues $ 368.2 $ 394.5 $ (10.0) $ 384.5 (4)% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2023 Black Knight Technologies, LLC. All Rights Reserved. Note: Amounts may not recalculate due to rounding. (1) Includes revenues related to the TitlePoint line of business for the three months ended June 30, 2022.

13 Non-GAAP Reconciliation: Organic Revenue Six months ended June 30, 2023 2022 Organic revenue ($ in millions) As reported As reported Pre-divestiture revenues(1) Adjusted base Servicing Software $ 442.6 $ 444.3 $ — $ 444.3 —% Origination Software 217.7 225.8 — 225.8 (4)% Software Solutions 660.3 670.1 — 670.1 (1)% Data and Analytics 90.1 111.6 (21.1) 90.5 —% Revenues $ 750.4 $ 781.7 $ (21.1) $ 760.6 (1)% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2023 Black Knight Technologies, LLC. All Rights Reserved. Note: Amounts may not recalculate due to rounding. (1) Includes revenues related to the TitlePoint line of business for the six months ended June 30, 2022.

14 Non-GAAP Reconciliation: Adjusted EBITDA Three months ended June 30, Six months ended June 30, ($ in millions) 2023 2022 2023 2022 Net earnings attributable to Black Knight $ 55.3 $ 40.3 $ 197.1 $ 404.9 Depreciation and amortization 82.1 92.5 164.7 184.0 Interest expense, net 33.5 22.6 63.6 43.7 Income tax expense 21.2 11.6 67.1 10.5 Other (income) expense, net (50.0) 2.4 (188.0) 3.6 Equity in losses of unconsolidated affiliates, net of tax 0.7 0.1 1.9 2.4 Gain related to investment in unconsolidated affiliates, net of tax — — — (305.4) Net losses attributable to redeemable noncontrolling interests — — — (2.5) EBITDA 142.8 169.5 306.4 341.2 Equity-based compensation 6.7 13.0 18.3 24.2 Acquisition-related costs 0.7 1.1 0.7 8.7 ICE Transaction-related costs 10.3 6.4 15.8 6.4 Expense reduction initiatives — 0.7 — 0.7 Adjusted EBITDA $ 160.5 $ 190.7 $ 341.2 $ 381.2 Net earnings margin (%) 15.0% 10.2% 26.3% 51.5% Adjusted EBITDA margin (%) 43.6% 48.3% 45.5% 48.8% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2023 Black Knight Technologies, LLC. All Rights Reserved.

15 Non-GAAP Reconciliation: Adjusted Operating Income Three months ended June 30, Six months ended June 30, ($ in millions) 2023 2022 2023 2022 Operating income $ 60.7 $ 77.0 $ 141.7 $ 157.2 Equity-based compensation 6.7 13.0 18.3 24.2 Acquisition-related costs 0.7 1.1 0.7 8.7 ICE Transaction-related costs 10.3 6.4 15.8 6.4 Expense reduction initiatives — 0.7 — 0.7 Depreciation and amortization purchase accounting adjustment 44.4 52.8 88.9 105.4 Adjusted operating income $ 122.8 $ 151.0 $ 265.4 $ 302.6 Operating margin 16.5% 19.5% 18.9% 20.1% Adjusted operating margin (%) 33.4% 38.3% 35.4% 38.7% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2023 Black Knight Technologies, LLC. All Rights Reserved.

16 Non-GAAP Reconciliation: Adjusted EBITDA for Corporate and Other Three months ended June 30, Six months ended June 30, ($ in millions) 2023 2022 2023 2022 EBITDA $ (36.0) $ (38.9) $ (71.3) $ (74.4) Equity-based compensation 6.7 13.0 18.3 24.2 Acquisition-related costs 0.7 1.1 0.7 8.7 ICE Transaction-related costs 10.3 6.4 15.8 6.4 Expense reduction initiatives — 0.7 — 0.7 Adjusted EBITDA $ (18.3) $ (17.7) $ (36.5) $ (34.4) Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2023 Black Knight Technologies, LLC. All Rights Reserved.

Non-GAAP Reconciliation: Adjusted Net Earnings

($ in millions, except per share data)	Three months ended June 30, 2023	Three months ended June 30, 2022	Six months ended June 30, 2023	Six months ended June 30, 2022
Net earnings attributable to Black Knight	$ 55.3	$ 40.3	$ 197.1	$ 404.9
Equity in losses of unconsolidated affiliates, net of tax	0.7	0.1	1.9	2.4
Gain related to investment in unconsolidated affiliates, net of tax	—	—	—	(305.4)
Gain related to the TitlePoint transaction	—	—	(145.4)	—
Unrealized gain related to investment in DNB	(55.8)	—	(55.8)	—
Depreciation and amortization purchase accounting adjustment(1)	44.4	52.8	88.9	105.4
Equity-based compensation	6.7	13.0	18.3	24.2
Acquisition-related costs	0.7	1.1	0.7	8.7
ICE Transaction-related costs	10.3	6.4	15.8	6.4
Expense reduction initiatives	—	0.7	—	0.7
Legal matters	5.7	2.4	13.2	3.7
Income tax expense adjustment(2)	1.2	(16.3)	22.3	(47.4)
Redeemable noncontrolling interests adjustment(3)	—	—	—	(5.8)
Adjusted net earnings	$ 69.2	$ 100.5	$ 157.0	$ 197.8
Adjusted EPS	$ 0.44	$ 0.65	$ 1.01	$ 1.27
Weighted average shares outstanding, diluted	155.9	155.6	155.7	155.5

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Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate.
© 2023 Black Knight Technologies, LLC. All Rights Reserved.

18 Non-GAAP Reconciliation: Adjusted Net Earnings (Continued) Three months ended June 30, Six months ended June 30, ($ in millions) 2023 2022 2023 2022 Other intangible assets $ 30.6 $ 36.8 $ 61.3 $ 73.6 Software 13.6 15.8 27.2 31.4 Property and equipment 0.2 0.2 0.4 0.4 Depreciation and amortization purchase accounting adjustment $ 44.4 $ 52.8 $ 88.9 $ 105.4 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2023 Black Knight Technologies, LLC. All Rights Reserved. (2) The table below shows the reconciliation of the GAAP effective tax rate to the non-GAAP effective tax rate. (1) Components of the depreciation and amortization purchase accounting adjustment are as follows: Note: Amounts may not recalculate due to rounding. Three months ended June 30, Six months ended June 30, ($ in millions) 2023 2022 2023 2022 GAAP effective tax rate 27.5% 22.3% 25.2% 9.6% Effect of non-GAAP adjustments(a) (5.1)% (0.6)% (3.0)% 12.7% Adjusted effective tax rate 22.4% 21.7% 22.2% 22.3% (3) The redeemable noncontrolling interests adjustment primarily includes the effect of the net incremental depreciation and amortization adjustments associated with the application of purchase accounting. (a) For the six months ended June 30, 2022, the income tax expense adjustment includes a discrete income tax benefit of $14.1 million related to the establishment of a deferred tax asset as a result of our reorganization of certain wholly-owned subsidiaries within the Optimal Blue partnership investment structure.